Exhibit 99.4

Archer Transaction FAQ for Invitae June 22, 2020

On June 22, 2020, Invitae and Archer announced that the companies have entered into a definitive agreement under which Archer will join Invitae. Following provides messages and Q&A for use by Invitae in answering questions about the proposed transaction.

Quick links: Messages; About the transaction; Integration Planning; Financing and Transaction; For More Information

Messages

•

From the beginning, Invitae’s goal has been to bring comprehensive genetic information into mainstream medicine to improve healthcare for billions. We are doing this by aggregating the world’s genetic tests and making them affordable and accessible to all who can benefit from it. Today we take another major step forward in our mission.

•

Invitae and Archer today announced that the companies have entered into a definitive agreement under which Archer will join Invitae to create a genetics leader with unrivaled breadth and scale in cancer and medical genetics, to bring comprehensive genetic information to all who can benefit from it.

•

After the transaction closes, Invitae will be poised to transform care for cancer patients, accelerating adoption of genetics through the most comprehensive suite of products and services available. Integrating germline testing, liquid biopsy and tumor profiling technologies and services will enable precision approaches from diagnostic testing to therapy optimization and monitoring by providing clinicians with important genetic information to guide care for patients from a single platform.

About the transaction

What does Archer do?

Archer is a leading genomic analysis company democratizing precision oncology through a suite of products and services that include liquid biopsy and tissue profiling and are easy to use in local settings.

Archer’s platform, with its proprietary Anchored Multiplex PCR (AMP™) chemistry at the core, has enabled it to develop industry-leading products and services under investigation to optimize therapy and enable cancer monitoring across sample types. Archer has developed and commercialized over 325 unique products, including research products and services in use by more than 300 laboratories worldwide, and has partnered with more than 50 biopharmaceutical companies and contract research organizations (CROs), providing services that enable biopharmaceutical companies to cost-effectively accelerate drug development. Archer is also currently developing in-vitro diagnostic (IVD) products, including STRATAFIDE for therapy optimization, with U.S. Food and Drug Administration submissions planned this year, and the broadly applicable Personalized Cancer Monitoring (PCM) in development for disease recurrence monitoring, therapy optimization including selection, response and modulation. Both STRATAFIDE and PCM have received Breakthrough Device designation from the U.S. Food and Drug Administration.

Archer Transaction FAQ for Invitae June 22, 2020

What is the meaning of this transaction for patients?

After the transaction closes, Invitae will be poised to transform care for cancer patients, accelerating adoption of genetics through the most comprehensive suite of products and services available. Integrating germline testing, liquid biopsy and tumor profiling technologies and services will enable precision approaches from diagnostic testing to therapy optimization and monitoring by providing clinicians with important genetic information they need to guide care for patients from a single platform.

When do we expect the transaction to close?

The deal is expected to close in Q4 2020, subject to customary closing conditions and shareholder approval.

How many employees are at each company?

Archer has approximately 350 employees and Invitae has approximately 1,400.

Integration Planning

What is the overall integration plan, and when should we expect to see changes?

Until closing, Invitae and Archer remain two separate companies so it’s business as usual for us and our teams. A joint integration team, led by Pratima Rao on the Invitae side, will begin planning for integration after the close. Throughout this process, the team will provide updates as decisions are made.

Will Archer adopt the Invitae name?

Yes. Over the next few months of integration planning, we will develop a plan to most effectively integrate ArcherDX’s product names so that we can leverage the brand equity that they have built. But for now, it’s business as usual for both companies.

Will Invitae continue to offer all products from both organizations?

Yes.

How will the Archer teams fit into the Invitae structure?

For now, it’s business as usual. Upon close of the transaction, Jason Meyers, ArcherDX’s CEO, will join our team to lead oncology development and joining our BOD as well. We will also plan to bring two other senior members from Archer onto Invitae’s management team. We will be integrating ops, commercial and G&A upon close of the transaction. Additional decisions will be part of integration planning as both companies work together to determine the best way to combine our organizations. If changes are made, the team will share updates.

What will happen to Invitae’s other businesses (women’s health, CNP, etc.)?

Nothing. Our commitment to our reproductive health and CNP businesses is unchanged and as important as ever. In fact, we believe long-term this combination will increase our ability to support all patients.

Do you anticipate any job losses as the result of these acquisitions?

While no company can ever promise no changes, this transaction is predominantly about expansion for both Invitae and Archer, which are both strong and growing companies.

Will the commercial teams remain separate or be combined?

Upon close, we will integrate Archer’s commercial team into Invitae’s commercial team, which we believe will enable us to gain more commercial leverage. Our teams have complementary call points and structures. We will be working on the best way to realize the full potential of our integrated cancer offering. The specifics of how our two teams become one will be part of our joint integration planning effort.

Archer Transaction FAQ for Invitae June 22, 2020

How does this transaction impact the somatic development effort?

The acquisition allows us to accelerate our efforts to bring forward tissue profiling and liquid biopsy offerings to provide the most comprehensive cancer care. Looking at how to leverage our in-house somatic development effort alongside Archer’s development plans will be part of the integration team’s work. Our somatic Iron Maiden development program will continue forward, as broad tissue profiling will be required by certain clients.

What will be changing before the transaction closes?

There are no anticipated changes prior to the transaction closing. We remain two separate companies, and everyone should remain focused on conducting business as usual.

What does this mean for the new products/features I am currently working on?

For now, it is business as usual. Your team and integration leads will let you know of any anticipated changes.

Will new colleagues be moving to San Francisco? Will this increase our need for space?

Archer is located in Boulder and we do not anticipate any moves as a result of the transaction. We anticipate the Boulder site will remain open and employees who are currently working remotely can remain remote should the transaction close. One of Invitae’s strengths is our skill at working as a highly distributed team which we intend to leverage here as well.

What should I tell customers about this transaction?

As our organization embarks on this exciting new chapter, we remain dedicated to providing superior customer service and ensuring no disruption for our clients. Both companies are mission-driven organizations dedicated to providing information-based cancer care, from germline to precision oncology, to improve health for all patients. Archer and Invitae remain two separate companies until the transaction closes, which we expect sometime this fall. In the meantime, customers should experience no changes to your existing ways of working with Invitae or Archer as a result of these transactions.

How can I reach out to Archer colleagues?

You should not. It is also important to remember that until the transaction closes, Invitae and Archer remain two separate companies. For now, unless otherwise requested, please channel any inquiries through your team lead who will coordinate as needed with the integration team.

Financing and Transaction

How does the financing we announced relate to these transactions?

We went forward with a financing in order to fund this acquisition and maintain a healthy balance sheet. It is worth noting that participants in the financing for this transaction include many of our longtime investors, reflecting their excitement at this combination.

What steps are necessary for the transaction to close?

The proposed transaction is subject to a shareholder vote and other customary closing conditions. The integration and leadership teams are focused on completing those activities to ensure a smooth and successful close, which is anticipated to happen this fall.

Archer Transaction FAQ for Invitae June 22, 2020

How does this transaction impact the cost-cutting measures put in place in early April?

The proposed transaction is not expected to close until later this fall and as such have no impact on the cost-cutting measures we are taking as the world continues to navigate the pandemic. Importantly, as we look at how we enter 2021, this transaction offers benefits for both companies in both the near and long-term and is an important strategic move for the next phase of our company.

For more information

If we have additional questions, who should we ask?

Please reach out to your team leads with additional questions, who can bring them to the integration team as needed.

If we receive questions from media or analysts, where should we direct them?

Please direct these questions to Julie McKeough julie.mckeough@invitae.com or Laura D’Angelo, laura.dangelo@invitae.com.

Cautionary Statement

This communication contains statements, including statements regarding the proposed acquisition of ArcherDX, Inc. (“Archer”) by Invitae Corporation (“Invitae”), that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” or other comparable terms. All statements other than statements of historical fact included in this communication regarding strategies, synergies, prospects, financial results, operations, costs, plans, objectives and the proposed acquisition of Archer by Invitae are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expected future operating results, future products and services and customers served, regulatory submissions, anticipated results of product development efforts, potential addressable markets, the impact of Covid-19, the anticipated benefits of the proposed acquisition of Archer, including expected synergies, opportunities, product offerings and financial and other impacts, the transaction structure and financing plans, and the expected timing of completion of the proposed transaction. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations and assumptions regarding future business developments, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results, conditions and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, but are not limited to: the ability to successfully and profitably market our products and services; the acceptance of our products and services by patients and healthcare providers; the ability to meet demand for our products and services; the availability and sufficiency of reimbursement; the amount and nature of competition; the effects of the adoption, modification or repeal of any law, rule, order, interpretation or policy relating to the healthcare system, including without limitation as a result of any judicial, executive or legislative action; the impact of Covid-19 on the business of Invitae and Archer; Invitae’s ability to manage its growth effectively; the ability of Invitae and Archer to successfully develop new products and services; the ability to effectively utilize strategic partnerships and acquisitions; the ability of Invitae and Archer to obtain and maintain regulatory approvals and comply with applicable regulations; the ability of Invitae and Archer to obtain the required regulatory approvals for the proposed merger and the approval of Invitae’s and Archer’s stockholders, and to satisfy the other conditions to the closing of the acquisition and related financing transactions on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of Invitae and Archer to terminate the merger agreement; negative effects of the announcement or the consummation of the acquisition on the market price of Invitae’s common stock and/or on the companies’ respective businesses, financial conditions, results of operations and financial performance; significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed acquisition of Archer cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions that may be triggered by the proposed acquisition of Archer; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Archer’s operations with those of Invitae will be greater than expected; the ability of the companies individually and the combined company to retain and hire key personnel; Invitae’s failure to manage growth effectively; Invitae’s need to scale its infrastructure in advance of demand for its tests and to increase demand for its tests; Invitae’s ability to use rapidly changing genetic data to interpret test results accurately and consistently; security breaches, loss of data and other disruptions; laws and regulations applicable to Invitae’s business, and the risks and uncertainties set forth in Invitae’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) and other written statements made by Invitae from time to time. There can be no assurance that the proposed acquisition of Archer will in fact be consummated in the manner described or at all. Forward -looking statements speak only as of the date hereof, and Invitae disclaims any obligation to update any forward-looking statements.

NOTE: Invitae and the Invitae logo are trademarks of Invitae Corporation. All other trademarks and service marks are the property of their respective owners.

Additional Information

In connection with the proposed transaction, Invitae will file with the SEC a registration statement on Form S-4, which will include a document that serves as a proxy statement/prospectus of Invitae (the “proxy statement/prospectus”), and will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Invitae’s stockholders when it becomes available. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Invitae when it becomes available. The documents filed by Invitae with the SEC may be obtained free of charge at Invitae’s website at www.invitae.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Invitae by requesting them by mail at Invitae Corporation, 1400 16th Street, San Francisco, California 94103, or by telephone at (415) 374-7782.

Participants in the Solicitation

Invitae and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Invitae’s directors and executive officers is available in Invitae’s proxy statement dated April 29, 2020 for its 2020 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Invitae as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.